UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006
Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2101 CityWest Blvd.
Building III, Suite 400
Houston, TX		77042
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On December 18, 2006, Input/Output, Inc. (the “Company”) issued a press release reaffirming its previous guidance for 2006 and reporting the Company’s current outlook for 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.
     The information contained in Items 7.01 and 9.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.
     The information contained in this report and the attached exhibit contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated revenues, earnings and earnings per share for fiscal 2006 and 2007, expected timing of revenues and growth rates in fiscal 2006 and 2007, estimated gross margins and operating expenses for fiscal 2006 and 2007, future sales and market growth, timing of product introduction and commercialization, and other statements that are not statements of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include audit adjustments and other modifications to the Company’s financial statements not currently foreseen; unanticipated delays in the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
          Not applicable.
(b) Pro forma financial information.
          Not applicable.
(c) Exhibits.
          99.1          Press Release of Input/Output, Inc. dated December 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2006

Input/Output, Inc. (Registrant)
By:	/s/ R. BRIAN HANSON
	Name:	R. Brian Hanson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Input/Output, Inc. dated December 18, 2006.